Supplement to the
Fidelity® Series Broad Market Opportunities Fund
November 29, 2016
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Allocating the fund's assets among Fidelity® equity sector central funds (sector central funds) that provide exposure to different sectors of the U.S. stock market (at present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities). Sector central funds are specialized investment vehicles designed to be used by Fidelity® funds.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Strategies” heading.

Each sector central fund is managed in an effort to outperform a different sector of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities.

BMO-17-01 1.857395.114	March 10, 2017